Exhibit 10.46

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT						1. CONTRACT ID CODE	PAGE OF PAGES 1 | 10
2. AMENDMENT/MODIFICATION NO. P00020		3. EFFECTIVE DATE See Block 16C		4. REQUISITION/PURCHASE REQ. NO.			5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE		HM0210		7. ADMINISTERED BY (If other than Item 6) CODE			[**Redacted**]
[**Redacted**]				[**Redacted**]

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)				(x)	9A. AMENDMENT OF SOLICITATION NO.
DIGITALGLOBE,INC. Attn: DIGITALGLOBE, INC. 1601 DRY CREEK DRIVE SUITE 260 LONGMONT CO 805036493
9B. DATED (SEE ITEM 11)

				X	10A. MODIFICATION OF CONTRACT/ORDER NO.
HM021010C0002

10B. DATED (SEE ITEM 13)
CODE 1CGQ7		FACILITY CODE			08/06/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

❑The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                ❑ is extended. ❑ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)

Not Applicable

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority) Mutual Agreement of the Parties
X
E. IMPORTANT: Contractor ❑ is not. X is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 31-1420852

DUNS Number: 789638418

The purpose of this modification is to revise contract terms and conditions (1) as a result of [**Redacted**]; (2) to incorporate [**Redacted**]; (3) to incorporate other [**Redacted**] associated Service Level Agreement operational changes; and (4) to incorporate classification marking changes [**Redacted**], administrative corrections and clarifications to Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work. Accordingly, the contract is modified as follows:

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect

15A. NAME AND TITLE OF SIGNER (Type or print) [**Redacted**]	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

[**Redacted**]	2/15/12	[**Redacted**]	2/15/12
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48(CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021010C0002/P00020	PAGE OF 2 | 10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.10 Option CLINs 0201, 0301, 0401, 0501, 0601, 0701, 0801, and 0901 - Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity), [**Redacted**] for Option CLIN 0101 (Contract Year 2), Option CLIN 0201 (Contract Year 3), Option CLIN 0301 (Contract Year 4), Option CLIN 0401 (Contract Year 5), Option CLIN 0501 (Contract Year 6), Option CLIN 0601 (Contract Year 7), Option CLIN 0701 (Contract Year 8), Option CLIN 0801 (Contract Year 9), and Option CLIN 0901 (Contract Year 10). Change page 26 is attached hereto.

2. Under Section H, Special Contract Requirements:

a. Under Special Contract Requirement H.24, Exercise of Options, paragraph a., the second sentence is revised to read as follows: The Government may exercise from time to time some or all the option CLINs. Change page 47 is attached hereto.

b. New Special Contract Requirement H.32, [**Redacted**], is hereby added. Change page 20 (Table of Contents) and new page 49a are attached hereto.

3. Under Section J - List of Attachments, Attachment 1, EnhancedView Imagery Acquisition Statement of Work (SOW) dated June 28, 2010 is revised to change the date to February 14, 2012. Change page 63 is attached hereto.

4. Under Attachment 1, EnhancedView Imagery Acquisition Statement of Work (SOW), the following changes are made [**Redacted**]

Continued ...

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021010C0002/P00020	PAGE OF 3 | 10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**Redacted**] Continued...

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021010C0002/P00020	PAGE OF 4 | 10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**Redacted**] Continued...

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021010C0002/P00020	PAGE OF 5 | 10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**Redacted**] Continued...

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021010C0002/P00020	PAGE OF 6 | 10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**Redacted**] Continued...

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021010C0002/P00020	PAGE OF 7 | 10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**Redacted**] Continued...

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021010C0002/P00020	PAGE OF 8 | 10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**Redacted**] Continued...

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021010C0002/P00020	PAGE OF 9 | 10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**Redacted**] Continued ...

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021010C0002/P00020	PAGE OF 10 | 10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**Redacted**] Payment: [**Redacted**]

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HM0210-10-C-0002-P00020

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	G.3 (U) NGA: Government Representative (Sep 2003)	34
	G.4 (U) NGA: Contract Administration (Sep 2003)	34
	G.5 (U) NGA: Payment Instructions For Multiple Accounting Classification Citations (Sep 2003)	35
	G.6 (U) Accounting And Appropriation Data	35
	(U) Section H - Special Contract Requirements	19
	H.1 (U) NGA: 5x52.209-9003 Protection Of Information And Nondisclosure Agreements (July 2006)	36
	H.2 (U) NGA: 5x52.37-9000 Contractor Employee Data For Access To NGA Facilities Or Sensitive Systems (Oct 2005)	37
	H.3 (U) NGA: 5x45.592-9000 Government-Furnished Limited Distribution Materials (June 2004)	38
	H.4 (U) NGA: Key Personnel (Sep 2003) (Modified)	39
	H.5 (U) NGA: Disclaimer Statement (Sep 2003)	40
	H.6 (U) NGA: 5x52.227-9000 Unauthorized Use Of NGA Name, Seal, And Initials (June 2006)	40
	H.7 (U) Ordering Procedures (CLIN Series 0x04)	40
	H.8 (U) NGA: 5x252.204-7000-90 Public Release Of Information (Apr 2004)	41
	H.9 (U) Non-Publicity	41
	H.10 (U) NGA: Insurance (Sep 2003)	41
	H.11 (U) NGA: Performance Of Work On Government Premises (Sep 2003)	42
	H.12 (U) NGA: Intention To Use Consultants (Sep 2003)	42
	H.13 (U) NGA: 5x45.102-9000 Government Furnished Accountable Property (May 2003)	42
	H.14 (U) NGA: 5x52.227-9001 Activities That Affect U.S. Persons (Dec 2004)	44
	H.15 (U) NGA: 5x52.207-9000 Dod Base Realignment And Closure (Apr 2008)	44
	H.16 (U) NGA: 5x52.242-9001 Observance Of Legal Holidays & Closure Of NGA (Oct 2008) (Modified)	44
	H.17 (U) Security Requirements - Contract Classification	45
	H.18 (U) Organizational Conflict Of Interest	45
	H.19 (U) Sensitive Requirements And Product Handling	45
	H.20 (U) Warranty	46
	H.21 (U) Export Control And Assignment Of Personnel	46
	H.22 (U) Emergencies, Disasters, And Humanitarian Efforts	46
	H.23 (U) Nextview Imagery End User License Agreement	46
	H.24 (U) Exercise Of Options	47
	H.25 [**Redacted**]	48
	H.26 [**Redacted**]	48
	H.27 [**Redacted**]	48
	H.28 [**Redacted**]	48
	H.29 [**Redacted**]	48
	H.30 [**Redacted**]	48
	H.31 [**Redacted**]	48
	H.32 [**Redacted**]	49a
	(U) Section I - Contract Clauses	50
I.1	(U) FAR 52.204-2 Security Requirements. (Aug 1996)	50
I.2	(U) FAR 52.204-4 Printed Or Copied Double-Sided On Recycled Paper. (Aug 2000)	50
I.3	(U) FAR 52.204-7 Central Contractor Registration. (Apr 2008)	50
I.4	(U) FAR 52.212-4 Contract Terms And Conditions - Commercial Items. (Mar 2009)	50
I.5	(U) FAR 52.212-4 Contract Terms And Conditions - Commercial Items. (Mar 2009) - Alternate I (Oct 2008)
	(Applicable To CLIN 0x05 And CLIN 0x06 Series Only)	50
I.6	(U) FAR 52.212-5 Contract Terms And Conditions Required To Implement Statutes Or Executive Orders--
	Commercial Items. (Apr 2010)	50
I.7	(U) FAR 52.215-21 Requirements For Cost Or Pricing Data Or Information Other Than Cost Or Pricing Data -
	Modifications. (Oct 1997)	54
I.8	(U) FAR 52.216-22 Indefinite Quantity. (Oct 1995) (Applicable To CLIN Series 0x04 And 0x05)	54
	I.9 (U) FAR 52.217-9 Option To Extend The Term Of The Contract. (Mar 2000)	55
	I.10 (U) FAR 52.227-1 Authorization And Consent. (Dec 2007) Alternative I (Apr 1984)	55
	I.11 (U) FAR 52.227-2 Notice And Assistance Regarding Patent And Copyright Infringement. (Dec 2007)	55
	I.12 (U) FAR 52.232-11 Extras. (Apr 1984)	55
	I.13 (U) FAR 52.243-1 Changes - Fixed-Price. (Aug 1987)	55
	I.14 (U) FAR 52.243-7 Notification Of Changes. (Apr 1984)	55

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(U) The scope of this FFP CLIN for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)	Sep thru Jan	[**Redacted**]	$250,000,000.00
	Mar thru Aug	[**Redacted**]
Option CLIN 0201 (Contract Year 3)		[**Redacted**]	$250,000,000.00
Option CLIN 0301 (Contract Year 4)		[**Redacted**]	$250,000,000.00
* See Special Contract Requirement H.32	Option CLIN 0401 (Contract Year 5) *	[**Redacted**]	$300,000,000.00

	Option CLIN 0501 (Contract Year 6) *	[**Redacted**]	$300,000,000.00

	Option CLIN 0601 (Contract Year 7) *	[**Redacted**]	$300,000,000.00

	Option CLIN 0701 (Contract Year 8) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**Redacted**]	$300,000,000.00

(U) Funds are not presently available for the full amount of Option CLINs 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, and 0901 (if exercised). The Government intends to incrementally fund these Option CLINs. The Government’s and the Contractor’s continuing obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such orders and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

B.11 (U) OPTION [**Redacted**]

B.12 (U) OPTION [**Redacted**]

B.13 (U) OPTION [**Redacted**]

B.14 (U) OPTION CLINs 0104, 0204, 0304, 0404, 0504, 0604, 0704, 0804, AND 0904: COMMERCIAL SATELLITE IMAGERY—VALUE-ADDED PRODUCTS AND SERVICES

(U) The scope of effort for this CLIN Series is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is estimated at the amounts set forth below. These Option CLINs have a ceiling value of [**Redacted**] per year for [**Redacted**], a ceiling value of [**Redacted**] per year for [**Redacted**], and ceiling values of [**Redacted**] per year for [**Redacted**]. The sum of all items ordered herein and invoiced for shall not exceed each Option CLINs’ ceiling value.

(U) Minimum Amount: $0.00 per Option CLIN

(U) Maximum Amount: [**Redacted**]

(U) Maximum Amount: [**Redacted**]

(U) Maximum Amount: [**Redacted**]

(U) Option CLIN 0104, 0204, 0304, 0404, 0504, 0604, 0704, 0804, and 0904 are indefinite-quantity ordering CLINs for the supplies or services and prices as specified in the Statement of Work or in separately issued contractual documents and are effective for the entire period of performance or as otherwise specified. Ordering will be accomplished in accordance with Special Contract Requirement H.7, Ordering Procedures. Delivery or performance shall be made only as authorized by orders issued in accordance with the Statement of Work, Section C. The Contractor shall furnish to the Government, when

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3.(U) Licensed users may generate an unlimited number of hardcopies and softcopies of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data for their use.

4.(i) (U) Licensed users may generate any derived product from the licensed unprocessed sensor data; and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data. (ii) (U) Unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data licensed under this NGA contract have no restrictions on use and distribution, but shall contain the copyright markings.

b. (U) Licensed Users

1.(U) The imagery may be used by the U.S. Government (including, all branches, departments, agencies, and offices).

2.(U) The U.S. Government may provide the imagery to the following organizations:

          State Governments

          Local Governments

          Foreign Governments and inter-governmental organizations

          Non-Governmental Organization’s (NGO) and other non-profit organizations

3.(U) In consideration for the flexibility afforded to the U.S. Government by allowing unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data to be shared, the United States Government shall use its reasonable best efforts to minimize the effects on commercial sales. Acquisition and dissemination of imagery and imagery products collected within the United States shall be restricted in accordance with law and regulation.

H.24 (U) EXERCISE OF OPTIONS

a.(U) The Government has the unilateral right to exercise any option under this contract by a contract modification signed by the Contracting Officer. The Government may exercise from time to time some or all the option CLINs. An option will be exercised by issuance of a modification prior to the end of the current contract period. [**Redacted**]

b.(U) If exercised, Option CLINs 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, and 0901, SLA for Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity) will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised. The Option level exercised by the Government will dictate the capacity of the DigitalGlobe constellation.

c. [**Redacted**]

d. [**Redacted**]

e.(U) If exercised, Option CLINs 0104, 0204, 0304, 0404, 0504, 0604, 0704, 0804, and 0904 Value-Added Products and Services will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised.

f.(U) If exercised, Option CLINs 0105, 0205, 0305, 0405, 0505, 0605, 0705, 0805, and 0905 Physical Media Delivery will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised.

g.(U ) If exercised, Option CLINs 0106, 0206, 0306, 0406, 0506, 0606, 0706, 0806, and 0906 System Engineering Services Support will be exercised not later than the last day of the base period or not later than the last day of the subsequent option

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H.32     [**Redacted**]

[**Redacted**]

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ATTACHMENT 1

(U) SECTION J—List of Documents Exhibits and Other Attachments

J.1(U) LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

This Table is UNCLASSIFIED
Attachment	Description	Date
1	EnhancedView Imagery Acquisition Statement of Work (SOW) (CLASSIFIED)	February 14, 2012
2	DD Form 254, Contract Security Classification Specification, Revision 1	October 1, 2010
3	Government Furnished Property List (to be determined based on Offeror’s proposal)	July 6, 2010
4	Small Business Subcontracting Plan (to be provided by Offeror)	July 6, 2010
5	List of Data Delivered with Government Purpose Rights (to be provided by Offeror)	July 6, 2010
6	List of Data with Limited Rights (to be provided by Offeror)	July 6, 2010
7	Nondisclosure Agreement

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